UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                May 13, 2014

ServisFirst Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-53149	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On May 13, 2014, in connection with the pricing of the initial public offering (the “Offering”) by ServisFirst Bancshares, Inc. (the “Company”) of 625,000 shares of its common stock, par value $0.001 per share, the Company and its wholly-owned subsidiary bank, ServisFirst Bank, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., for itself and as representative of the other underwriters named therein, substantially in the form previously filed as Exhibit 1.1 to the Company’s Registration Statement on Form S−1 (File No. 333−193401), as amended (the “Registration Statement”). Pursuant to the terms of the Underwriting Agreement, the underwriters were granted an overallotment option for a period of 30 days to purchase up to an additional 93,750 shares of the Company’s common stock to cover overallotments. The material terms of the Offering are described in the prospectus, dated May 13, 2014, filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 14, 2014 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was registered with the Commission pursuant to the Registration Statement.

Pursuant to the terms of the Underwriting Agreement, the Company agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01 – Other Events

On May 14, 2014, the Company issued a press release announcing the pricing of the Offering of 625,000 shares of its common stock at a price of $91.00 per share. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(a)                 Not applicable

(b)                 Not applicable

(c)                 Not applicable

(d)                 Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No. Description

Exhibit No.	Description

1.1	Underwriting Agreement among ServisFirst Bancshares, Inc., ServisFirst Bank and Sandler O’Neill & Partners, L.P., for itself and as representative of the other underwriters named therein, dated May 13, 2014.

99.1	Press Release dated May 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

	By:	/s/ Thomas A. Broughton, III
Dated: May 14, 2014		Thomas A. Broughton, III
President and Chief Executive Officer